VIA EDGAR	May 20, 2011
Filing Desk
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	GAMCO Global Series Funds, Inc. (the “Company”) File Nos. 33-66262 and 811-07896
Dear Sir or Madam:
     On behalf of the Company and pursuant to Rule 497(c) under the Securities Act of 1933, as amended (the “1933 Act”), attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the prospectus, dated April 29, 2011. The 497(c) is being filed for the sole purpose of submitting the exhibits containing interactive data format risk/return summary information for the Company.
     If you have any questions concerning this filing, please call me at 914-921-5105.

Sincerely,

/s/ Bruce N. Alpert Bruce N. Alpert